                                                                   EXHIBIT 10.17



                              [HOMECOM LETTERHEAD]



                                January 16, 1997


Mr. David A. Blech
The Edward A. Blech Trust
Mrs. Esther Blech
c/o Andrew J. Levinson, Esq.
Herzfeld & Rubin, P.C.
40 Wall Street
New York, New York 10005-2349

Ladies and Gentlemen:

         For and in consideration of the waiver by HomeCom Communications, Inc. (the "Company") of its right of first refusal and in order to induce The Nasdaq Stock Market, Inc. ("Nasdaq") to approve the Company's application for listing on The Nasdaq SmallCap Market, the Company requests that each of Mr. David Blech, The Edward A. Blech Trust and Mrs. Esther Blech (the "Blech Entities") enter into the covenants and agreements set forth herein by executing this letter where provided below.

         The Blech Entities agree for the benefit of the Company that, for a period of three years (the "lock-up period") subsequent to the date of their respective purchases of securities of the Company, the Blech Entities will not offer, sell, transfer, assign, contract to sell, pledge, hypothecate, grant any option for the sale of, or otherwise dispose of, directly or indirectly, either pursuant to Rule 144 under the Securities Act of 1933 (the "Act"), or otherwise, any shares of the common stock of the Company, or any security or instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of common stock of the Company, beneficially owned by the Blech Entities (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934 (the "Exchange Act")) on the date hereof (the "Shares"). Gifts of shares of the Company's common stock will be permitted provided that the recipient of such gift agrees in writing as a condition precedent to such gift to be bound by the terms hereof.

         In order to enable the Company to enforce the aforesaid covenants, the Blech Entities consent to the placement of a restrictive legend upon any certificates representing the Shares in substantially the following form:

                  The shares represented by this Certificate are subject to a lock-up agreement dated January 23, 1997, a copy of which is on file with the Company, and may not be sold, transferred, assigned, pledged or

Mr. David A. Blech
The Edward A. Blech Trust
Ms. Esther Blech
Page 2
1/16/97


                  hypothecated in any manner for a period of three years from the date of purchase, except in accordance with the terms of such lock-up agreement.

The Blech Entities acknowledge that the Company will, and hereby authorize and direct the Company to, instruct its transfer agent to maintain stop transfer orders and not to authorize the transfer of any shares held by the Blech Entities as provided herein.

         At all times while the Company's common stock is listed on any Nasdaq market, the Blech Entities agree that there will be no further financial relationship between David Blech or the Blech Entities, on the one hand, and the Company on the other hand; that the direct or indirect ownership of Sshares of Common Stock by Mr. Blech and/or the Blech Entities may not exceed 5% of the Company's issued and outstanding Common Stock; and there may be no advisory relationship between Mr. David Blech and the Company.


                                        Very truly yours,

                                        HOMECOM COMMUNICATIONS, INC.



                                        By:  /s/ Harvey W. Sax
                                           -------------------------------------
                                             Harvey W. Sax, President

Mr. David A. Blech
The Edward A. Blech Trust
Ms. Esther Blech
Page 3
1/16/97




ACCEPTED AND AGREED TO
ON THE DATES WRITTEN BELOW:

/s/ David Blech
------------------------------------
David Blech

Date:  1/23/97
     -------------------------------


The Edward A. Blech Trust

By:/s/ Mordechai Joffen
   ---------------------------------

Title:  Trustee
      ------------------------------

Date:  1/23/97
     -------------------------------


/s/ Esther Blech
------------------------------------
Esther Blech

Date:  1/23/97
     -------------------------------



                                      -3-